EXHIBIT 10.1

SECOND AMENDMENT TO TAX BENEFITS PRESERVATION PLAN

THIS SECOND AMENDMENT (the “Amendment”) dated as of June 17, 2011, is entered into by and between United Community Banks, Inc., a Georgia corporation (the “Company”), and Illinois Stock Transfer Company, an Illinois corporation (the “Rights Agent”).  Capitalized terms used but not otherwise defined herein shall have the respective meanings set forth in the Plan (as defined below).

WHEREAS, the parties entered into that certain Tax Benefits Preservation Plan, dated as of February 22, 2011 and amended by that certain Amendment to Tax Benefits Preservation Plan, dated as of March 29, 2011 (the “Plan”); and

WHEREAS, the parties desire to amend certain provisions of the Plan to reflect the 1-for-5 reverse stock split with respect to the Common Stock, effective as of June 17, 2011.

NOW, THEREFORE, for and in consideration of the mutual covenants, representations and warranties herein contained, the parties hereto, intending to be legally bound, hereby agree as follows:

1.           Section 1(p) of the Plan is hereby by amended by deleting “$8.00” and replacing it with “$40.00.”

2.           Except as set forth in this Amendment, the other provisions of the Plan shall remain in full force and effect in accordance with their respective terms.  This Amendment may be executed in two or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more such counterparts have been signed by each of the parties and delivered to the other party.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.

UNITED COMMUNITY BANKS, INC.

By:	/s/ Rex S. Schuette

Name:	Rex S. Schuette

Title:	EVP & CFO

ILLINOIS STOCK TRANSFER COMPANY

By:	/s/ Robert G. Pearson

Name:	Robert G. Pearson

Title:	President & CEO

[Signature Page to Second Amendment to Tax Benefits Preservation Plan]